     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2001

                                                 REGISTRATION NO. 333-57060

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       T0

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                MEDIUM4.COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                               13-4037641
       ------------------------                       -----------
       (State of Incorporation)          (I.R.S. Employer Identification No.)

                               1220 COLLINS AVENUE
                                    SUITE 100
                              MIAMI BEACH, FL 33139
                                 (305) 538-0955
--------------------------------------------------------------------------------
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                                 JONATHAN BRAUN
                             CHIEF EXECUTIVE OFFICER
                                MEDIUM4.COM, INC.
                               1220 COLLINS AVENUE
                                    SUITE 100
                              MIAMI BEACH, FL 33139
                                 (305) 538-0955
--------------------------------------------------------------------------------
    (Name, Address, Including Zip Code, and Telephone Number, Including Area
                           Code, of Agent For Service)

                  COPIES OF ALL COMMUNICATIONS AND NOTICES TO:

                              IRA I. ROXLAND, ESQ.
                          SONNENSCHEIN NATH & ROSENTHAL
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                               TEL: (212) 768-6700
                               FAX: (212) 768-6800

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonably grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 20, 2001.

                                                MEDIUM4.COM, INC.


                                                By: /s/ Jonathan Braun
                                                   ---------------------------
                                                      Jonathan Braun
                                                      Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE                         TITLE                     DATE
------------------------   ----------------------------------  -----------------
 /s/ JONATHAN BRAUN        Chief Executive Officer,            March 20, 2001
------------------------   Principal Financial and
Jonathan Braun             Accounting Officer and Director


 /s/ WILLIAM LANE          Chairman of the Board and Director  March 20, 2001
------------------------
I. William Lane


                           Director
------------------------
Stanley S. Canter


 /s/ JUNICHI WATANABE      Director                            March 20, 2001
------------------------
Junichi Watanabe